A NASDAQ Traded Company - Symbol HBNC INVESTOR PRESENTATION | OCTOBER 28, 2020 EXCEPTIONALSERVICE•SENSIBLEADVICE ®

Important Information Forward-Looking Statements This presentation may contain forward-looking statements regarding the financial performance, business prospects, growth and operating strategies of Horizon Bancorp, Inc. and its affiliates (collectively, “Horizon”). For these statements, Horizon claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in the presentation materials should be considered in conjunction with the other information available about Horizon, including the information in the filings we make with the Securities and Exchange Commission. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. We have tried, wherever possible, to identify such statements by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance. Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include risk factors relating to the banking industry and the other factors detailed from time to time in Horizon’s reports filed with the Securities and Exchange Commission (the “SEC”), including those described in Horizon’s Annual Report on Form 10-K for the year ended December 31, 2019, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2020 and June 30, 2020 and other subsequent filings with the SEC. Further, statements about the effects of the COVID-19 pandemic on our business, operations, financial performance, and prospects may constitute forward-looking statements and are subject to the risk that the actual impacts may differ, possibly materially, from what is reflected in those forward-looking statements due to factors and future developments that are uncertain, unpredictable, and in many cases beyond our control, including the scope and duration of the pandemic, actions taken by governmental authorities in response to the pandemic, and the direct and indirect impact of the pandemic on our customers, third parties, and us. Undue reliance should not be placed on the forward-looking statements, which speak only as of the date hereof. Horizon does not undertake, and specifically disclaims any obligation, to publicly release the result of any revisions that may be made to update any forward-looking statement to reflect the events or circumstances after the date on which the forward-looking statement is made, or reflect the occurrence of unanticipated events, except to the extent required by law. Non-GAAP Measures Certain non-GAAP financial measures are presented herein. Horizon believes they are useful to investors and provide a greater understanding of Horizon’s business without giving effect to non-recurring costs and non-core items. For each non-GAAP financial measure, we have presented comparable GAAP measures and reconciliations of the non-GAAP measures to those GAAP measures in the Appendix to this presentation. Please see slides 38-50. EXCEPTIONALSERVICE•SENSIBLEADVICE ® 2

Corporate Overview EXCEPTIONALSERVICE•SENSIBLEADVICE ® 3

3Q20 Highlights • Profitably grew and strengthened balance Change % vs. sheet ($000s except per share data) 3Q20 2Q20 3Q19 • Net income increased >38% during the quarter Income Statement • Pre-tax pre-provision income increased >12% Net interest income $43,397 0.9% (0.2)% Non-interestincome $16,700 50.1% 45.0% • Average earning assets up >2% compared to linked quarter Reported net income $20,312 38.8% (1.1)% Diluted EPS $0.46 39.4% 0.0% • Record mortgage volume and record gain on Diluted EPS 55.6% (0.6)% (0.9)% mortgage loan sales of $8.8 million for the Efficiency ratio period Balance Sheet Average earning assets $5,251,611 2.7% 13.6% • Continued solid asset quality metrics, with Averagetotalloans $4,010,003 2.8% 10.0% NPAs/total assets of 0.55% at September 30, Averagetotaldeposits $4,330,863 2.5% 9.6% 2020 Credit Quality • Disciplined expense management, with Non-performing assets $31,655 3.1% 36.4% annualized non-interest expense to average NPA ratio 0.55% 2 bps 10 bps assets ratio of 2.30% and efficiency ratio of Netcharge-offstoavg.loansfortheperiod 0.02% 1bps 0bps 55.6% Capital Tangiblebookvaluepershare $11.29 3.9% 9.5% Bookvaluepershare $15.28 2.7% 6.9% Dividendspayoutratio 26.1% EXCEPTIONALSERVICE•SENSIBLEADVICE ® 4

HORIZON BANK

Seasoned Management Team



Craig M. Dwight
Chairman & CEO

- 41 Years of Banking Experience
- 21 Years as President or CEO of Bank



James D. "Jim" Neff
President

- 42 Years of Banking Experience
- 2 Years as President
- 19 Years as Senior Mortgage and Retail Credit Officer



Mark E. Secor
Executive VP & CFO

- 31 Years of Banking & Public Accounting Experience
- 11 Years with Horizon as CFO Executive Vice President of Horizon



Kathie A. DeRuiter
EVP & Senior Operations Officer

- 30 Years of Banking and Operational Experience
- 19 Years as Senior Bank Operations Officer



Dennis J. Kuhn
EVP & Chief Commercial Banking Officer

- 35 Years of Banking Experience
- 10 Years with Horizon, 2 years as Chief Commercial Banking Officer



Todd A. Etzler
SVP , Corporate Secretary & General Counsel

- 28 Years of Corporate Legal Experience and 9 years of General Counsel Experience
- 3 Years as SVP and General Counsel

SEASONED LEADERSHIP

- Executive team has collectively >200 total years' banking experience
- Horizon's middle management team on average has >25 years of banking experience
- Horizon's employees understand the value of work
- 14 mergers and 11 organic expansions completed in last 16 years

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A History of Profitable Growth Extensive and Diligent M&A Expertise Supplements Organic Growth 2014 - 2019 Organic Expansions 11 Organic M&A • Carmel, IN • 1st Mtg. • Bargersville 14 M&A • Ft. Wayne, IN • Summit • Lafayette • Grand Rapids, • Peoples • Wolverine 2008 - 2013 MI • Farmers • Salin Organic M&A • Columbus, • Kalamazoo, MI • American Trust OH(1) • LaPorte • Indianapolis, IN • Heartland • Noblesville, IN • CNB $6,000,000 Bancshares 0.07 2002 - 2007 • Holland, MI $5.2 0.06 $5,000,000 Organic M&A $67 $4.2 • St. Joseph, MI • Anchor Mortgage $4.0 0.05 $4,000,000 • South Bend, IN • Alliance Financial $53 $3.1 0.04 • Elkhart, IN $3,000,000 $2.7 0.03 • Merrillville, IN $2.1 $33 $1.8 $2,000,000 $1.8 $1.5 $1.3 $1.4 $1.4 $24 0.02 $1.1 $1.2 $1.3 $0.9 $20 $20 $21 $0.7 $0.8 $18 $1,000,000 0.01 $13 $9 $10 $13 $7 $7 $8 $9 $- $5 $7 0 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 Total Assets ($B) Net Income ($M) (1) Columbus location closed February 2018. EXCEPTIONALSERVICE•SENSIBLEADVICE ® 6

Built to Outpace GDP & Industry Over Long-Term Assets expected to grow 3%-4% during 2020 and remain stable in 2021, ex. PPP Well-Established Long-Term Goals 2009 - 2019 2014 - 2019 Meaningfully outpace GDP and 14% average asset growth 20% average asset growth industry 4.7x GDP 5.2x GDP ~50/50 growth organic/acquired 3.3x banks 5.2x banks Organic growth of ≥3x GDP growth 28% 26% 23% 24% 23% 21% 20% 18% 18% 10% 8% 7% 6% 5% 3% 4% 1% 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 -5% HBNC Annual Asset Growth GDP Annual Growth All Commercial Bank Annual Asset Growth Source: Federal Reserve Bank of St. Louis and company data. EXCEPTIONALSERVICE•SENSIBLEADVICE ® 7

Diversified & Attractive Footprint


MICHIGAN
$1.4B IN LOANS
WISCONSIN
Milwaukee
Madison
LAKE MICHIGAN
Grand Rapids
Lansing
Ann Arbor
Detroit
Chicago
Michigan City
SOUTH SHORE LINE
South Bend
Fort Wayne
Lafayette
ILLINOIS
Indianapolis
OHIO
INDIANA
$2.2B IN LOANS
Louisville
KENTUCKY

Serving the Right Side of Chicago

Headquartered in Michigan City, IN, with 73 locations in attractive markets in Indiana and Michigan

Double commuter track addition to the South Shore train lines supports growth in Northwest Indiana, which offers proximity to Chicago, with lower taxes and cost of living

Major colleges and universities throughout footprint, including Notre Dame University, Purdue University, University of Michigan and Michigan State University

INDIANA	MICHIGAN
9/30/20 Loans: $2.2B	9/30/20 Loans: $1.4B
61% of Loans	39% of Loans

Multiple Revenue Streams Diversifies Risk

Retail Banking	Mortgage Banking
Business Banking	Wealth Management

Complementary Revenue Streams that are Counter-Cyclical to Varying Economic Cycles

Note: Total loan figures for Indiana and Michigan are as of 9/30/20 and do not include Mortgage Warehouse.

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Attractive & Stable Midwest Markets

Top 5 Markets by Deposits

Michigan City, IN / La Porte, IN (Legacy)



$1.1B Deposits
8 Branches

- Significant manufacturing, healthcare, and education industries
- Over $1.5B in public and private investments since 2012

Indianapolis, IN (Growth)



$680M Deposits
9 Branches

- Greater Indianapolis area exhibits strong growth
- Over $500M in new investment and 4,000 new jobs created in 2019

Northwest Indiana (Growth)



$548M Deposits
10 Branches

- Double commuter track addition to the South Shore train lines
- High cost of living in Chicago
- Population density of Chicago

Southwest Michigan* (Growth)



$413M Deposits
8 Branches

- Similar culture and economic base to legacy markets in Northern Indiana
- Grand Rapids one of the most attractive markets in the Midwest

Lafayette, IN (Growth)



$322M Deposits
7 Branches

- Purdue University collaborates with contiguous cities of Lafayette and West Lafayette
- Subaru expanding facilities

	Michigan City, IN La Porte, IN	Indianapolis, IN	Northwest Indiana	Southwest Michigan*	Lafayette, IN
Median HHI	$53,255	$65,306	$74,285	$58,856	$59,404
'20 – '25 HHI Growth	6.8%	11.2%	11.5%	11.8%	10.9%
'20 – '25 Pop. Growth	0.12%	3.81%	0.08%	1.02%	3.86%

Source: S&P Global Market Intelligence. Note: Core market demographics reflect MSA data.
*Southwest Michigan defined as the MSAs of Niles, Grand Rapids-Kentwood and Kalamazoo-Portage. Demographic data weighted by HBNC deposits.

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HORIZON BANK

COVID-19 Response

Supporting Employees, Customers & Communities

EMPLOYEES	CONSUMERS	BUSINESSES	COMMUNITIES
Safety and well being of employees & families is our first priority Implemented pandemic plan in March after completing test run in February 2020 Installed sneeze guards, customer directional signage, implemented mask requirements, and continuing with sanitizing and social distancing protocols. Steadily reducing percentage of employees working remotely from early second quarter peak Increased PTO / sick time benefits	100% of our branch locations are now open for walk-in traffic Installed nine additional Interactive Teller Machines (ITMs) staffed by Remote Video Tellers Opened fourth call center location Payment Relief: • Approximately $8 million in consumer & mortgage loans with payment extensions, down from $63 million at June 30, 2020 • Continue to provide new loans to qualified applicants • Providing mortgage loan education programs • Providing additional financial assistance in the form of fee waivers, freeze on all debt collection activities	Preferred SBA Lender: • Active Participant in all SBA loan programs (PPP, 7a, Express & 504) Payment Relief Programs: • Approximately $152 million in commercial loans with payment extensions, down from $470 million at June 30, 2020 • Processed and received approval for 2,438 PPP loans (Rounds One and Two), funding approximately $310.9 million • Continue to provide new loans to qualified applicants • Began accepting PPP forgiveness applications on September 1, 2020	Increased volunteerism in support of local not-for-profit entities Contributed over $300,000 to COVID-19 related not-for-profit efforts (local food banks, United Way, housing) Participating in community conference calls related to COVID-19 Partnered with local neighborhood housing partnerships to provide funding for low to moderate income families Partnered with local Certified Development Corporations to provide capital to small businesses Supported flood victims in Midland, Michigan

Note: Modification and PPP data as of September 30, 2020

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Digital Transformation • Approximately 73% of demand deposit account holders were active online banking users at September 30, 2020 • Third quarter upgrade - live online chat support, with 85% of the responses from bots • Fourth quarter upgrade - online and mobile deposit account opening Active Online Monthly Average Banking Users Transaction Volume 110,000 80% 330,000 102,828 100,000 305,000 76% 90,923 280,000 90,000 255,000 80,000 78,426 73% 72% 230,000 70,000 70% 68% 205,000 60,000 180,000 64% 50,000 64% 155,000 40,000 60% 130,000 September September September 2016 2017 2018 2019 3Q20 2018 2019 2020 Branch Transactions Active Online Banking Users Digital & Virtual Transactions As a Percentage to Checking Accounts EXCEPTIONALSERVICE•SENSIBLEADVICE ® 11

Financial Highlights EXCEPTIONALSERVICE•SENSIBLEADVICE ® 12

Strong Core Earnings (1) Adj. Net Income (1) $26,690 Adj. Net Interest Income $24,917 $41,724 $41,443 $41,909 $22,803 $23,688 $40,477 $39,491 $21,839 $20,324 $18,535 $19,421 $14,443 s s 0 0 0 $0.45 $11,154 $0.45 0 0 $0.41 0 $ $ 3.67% 3.49% 3.44% 3.35% $0.32 3.27% $0.24 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Adj. Net Interest Income Adj. NIM Pre-tax, Pre-provision Income Adj. Net Income Adj. EPS Adj. ROAA(1) Adj. PTPP ROAA(1) 1.58% 1.40% 1.92% 1.34% 1.74% 1.76% 1.63% 1.68% 1.03% 0.85% 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 Adj. ROAA Adj. PTPP ROAA (1) Footnote Index included in Appendix (see slides 39-50 for non-GAAP reconciliation) EXCEPTIONALSERVICE•SENSIBLEADVICE ® 13

Stable Net Interest Margin • Lower yielding PPP loans impacted the third quarter margin by an additional ~ 1bps • The cost of the subordinated debt in the third quarter lowered the margin ~ 10bps Stable Net Interest Margin 3.71% 3.67% 3.66% 3.63% 3.61% 3.58% 3.60% 3.59% 3.61% 3.45% 3.46% 3.49% 3.36% 3.42% 3.43% 3.44% 3.31% 3.35% 3.27% 2.50% 2.50% 2.28% 2.30% 2.01% 1.80% 1.83% 1.53% 1.40% 1.25% 1.29% 1.05% 0.80% 1.19% 1.13% 0.66% 0.63% 1.07% 1.10% 1.04% 0.60% 0.62% 0.55% 0.93% 0.95% 0.82% 0.53% 0.63% 0.70% 0.50% 0.50% 0.50% 0.50% 0.48% 0.50% 0.55% 0.25% 0.25% 1Q16 2Q16 3Q16 4Q16 1Q17 2Q17 3Q17 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 Adj. NIM (1) Adj. Cost of Core Funds (1) Avg. Fed Funds Rate (2) (1) Footnote Index included in Appendix (see slides 43-48 for non-GAAP reconciliation) (2) Source: S&P Global Market Intelligence. EXCEPTIONALSERVICE•SENSIBLEADVICE ® 14

Change in Loan Yields Directionally Consistent with Funding Costs Commercial loans: • 64% fixed / 36% variable • 26% of variable rate commercial Yield on Loans (%) / Total Loans ($B) loans have floors, 80% of which are 5.41% 5.27% 5.29% 5.14% 5.10% at their floor 5.07% 5.03% $4.0 Retained Mortgage loans: $4.0 $3.6 $3.7 $3.7 $3.6 $3.7 • 29% fixed / 71% variable 4.54% 4.39% • 98% of variable rate mortgage loans $3.0 $3.0 have floors, 6% of which are at their floor Consumer loans: • 65% fixed / 35% variable • 38% of variable rate consumer loans have floors, 71% of which are at their floor 3Q18 4Q18 1Q19 2Q19 3Q19 4Q19 1Q20 2Q20 3Q20 PPP loans impacted the third quarter loan Total Loans Yield on Loans (%) yield an additional ~ 3bps EXCEPTIONALSERVICE•SENSIBLEADVICE ® 15

Strong Core Funding Deposit Re-Pricing Opportunities • Non-interest bearing balances increased 8% • Quick and decisive action to reprice deposits began immediately after the Fed’s interest rate cuts in March resulting in interest bearing deposit account costs of 0.13% • CD’s maturing in 2020 total $176 million with a weighted average rate of 1.44% • CD’s maturing in 2021 total $372 million with a weighted average rate of 1.09% • Account and deposit retention data very strong to date Average Cost(1) CDs Non-interest 17% bearing 3Q 2Q 3Q 2Q 23% Average Deposits 2020 2020 2020 2020 ($000s) Average Average (QTD) (QTD) Balances Balances Total Deposits Non-interestbearing $996,427 $924,890 0.00% 0.00% at 9/30/20 $4.3B Interestbearing $2,546,823 $2,461,108 0.13% 0.15% TimeDeposits(CDs) $787,613 $838,553 1.42% 1.73% Interest bearing(1) 60% TotalDeposits $4,330,863 $4,224,551 0.33% 0.43% (1) Footnote Index included in Appendix (see slide 49 for non-GAAP reconciliation) EXCEPTIONALSERVICE•SENSIBLEADVICE ® 16

Use of Expected Additional Liquidity

- Improved and strong liquidity position and borrowing capacity as of 9/30/20
- $1.2B securities portfolio consistently managed for liquidity rather than return
- Ample sources of liquidity at the holding company including ~$126.6M of unencumbered cash (as of 9/30/20)
- Expected additional liquidity from forgiveness of PPP loans, warehouse loan balances returning to normal levels when refinance activity decreases and continued deposit growth
- Utilized expected additional liquidity by prepaying $83.0M in FHLB advances with a weighted average cost of 2.61% via $62.0M in cash and $21.0M in security sales resulting in ~$1.2M in prepayment penalties, net of gain on sale of securities. Increasing the security portfolio ~$100.0M beginning in the 3rd quarter.

Securities Portfolio at September 30, 2020: $1.2B



U.S. Treasury, 1%
Corporate, 1%
Federal agency MBS, 12%
Federal agency CMO, 15%
State and municipal, 71%

Bank Level Liquidity ($M) (9/30/20)	
Available Unused Line Liquidity	
FHLB Advances	$273
Federal Reserve Discount Window	490
Unsecured Fed Funds	165
TOTAL	$928

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Diverse Sources of Revenue Q3 ‘20 Non-interest Income Breakout Q3 ‘20 Highlights • Diverse sources of non-interest income, $8,813 representing 27.8% of total revenue s 0 0 0 • Record mortgage gain on sale $ $2,105 $2,154 $2,438 $2,498 • Realized $1.5 million of mortgage -$1,308 servicing rights impairment Mtg. Loan Fiduciary Service Interchange Mtg. Other • Shift with lower non-sufficient funds fees Sales Activities Charges - Fees Servicing Deposits and growth in interchange income Mortgage Contribution Mortgage Volume Servicing, net Gain on Sale $18,906 s s 0 0 0 0 $9,208 0 0 $7,906 $6,613 $570,712 $ $ $6,089 $1,583 $2,120 $1,914 $1,620 $408,972 $361,463 $365,865 -$4,043 $294,991 2017 2018 2019 3Q19 (YTD) 3Q20 (YTD) 2017 2018 2019 3Q19 (YTD) 3Q20 (YTD) EXCEPTIONALSERVICE•SENSIBLEADVICE ® 18

Focus on Expense Control Highlights Non-interest Expense Breakout ($M) • Efficiency ratio improved to 55.6% as focus $40,000 on expense control drives positive operating leverage $35,000 • Engaged an independent consultant to $30,000 review all branch locations to identify opportunities for growth, scale advantages and areas to lower investment $25,000 • Third quarter salaries & employee benefit $20,000 increase due to higher performance-based compensation accruals following improved $15,000 financial performance $10,000 Efficiency Ratio(1) 59.4% 54.9% 57.4% 56.5% 56.6% $5,000 58.8% 54.7% 57.3% 56.2% 55.6% $0 3Q19 4Q19 1Q20 2Q20 3Q20 Salaries & Employee Benefits Net Occupancy Expenses Data Processing Professional Fees Outside Services & Consultants Loan Expense Other 3Q19 4Q19 1Q20 2Q20 3Q20 Efficiency Ratio Adj. Efficiency Ratio (1) Footnote Index included in Appendix (see slide 50 for non-GAAP reconciliation) EXCEPTIONALSERVICE•SENSIBLEADVICE ® 19

CECL Implementation Driving Reserve Build CECL Adoption Net Net Net Day Reserve Reserve Reserve ($000s, unaudited) 12/31/19 Impact One 9/30/20 Build(1) Build(1) Build(1) 1/1/20 1Q20 2Q20 3Q20 Commercial $ 11,996 $ 13,618 $ 25,614 $ 6,936 $ 6,597 $ 648 $ 39,795 Retail Mortgage 923 4,048 4,971 683 178 (368) 5,464 Warehousing 1,077 - 1,077 (22) 135 60 1,250 Consumer 3,671 4,911 8,582 599 (260) 1,088 9,810 Allowance for Credit Losses $ 17,667 $ 22,577 $ 40,244 $ 8,196 $ 6,650 $ 1,229 $ 56,319 ACL/Total Loans 0.49% 1.10% 1.39% Acquired Loan Discount $ 20,228 $ (2,786) $ 17,442 $ - $ - $ - $ 12,933 (1) Net Reserve Build is equal to the provision for credit losses net of net charge-offs/recoveries. EXCEPTIONALSERVICE•SENSIBLEADVICE ® 20

Robust Capital Foundation TCE / TA (%) Leverage Ratio (%) 9.1% 9.2% 9.3% 8.7% 8.7% 8.5% 10.8% 9.3% 10.5% 8.8% 8.8% 10.4% 8.3% 8.5% 7.6% 10.1% 9.9% 9.8% 9.9% 9.7% 9.7% 9.4% 9.3% 9.0% 4.0% 2015 2016 2017 2018 2019 3Q20 2015 2016 2017 2018 2019 3Q20 CET1 Ratio (%) Total RBC Ratio (%) 11.9% 12.0% 14.4% 11.5% 11.5% 11.3% 11.7% 11.6% 14.0% 13.9% 14.0% 11.5% 11.5% 13.7% 13.8% 13.5% 13.4% 13.4% 11.1% 13.2% 13.1% 10.9% 12.9% 10.8% 10.5% 7.0% 2015 2016 2017 2018 2019 3Q20 2015 2016 2017 2018 2019 3Q20 HBNC Ratio KBW Regional Bank Index Median - MRQ Adequate + Buffer Source: S&P Global Market Intelligence. Note: Company closed the acquisition of Salin Bancshares, Inc. in March 2019. EXCEPTIONALSERVICE•SENSIBLEADVICE ® 21

Ability to Sustain Capital Levels Under Stress Test Less Excess Allowance for Credit Losses HBNC Industry $325.482 (Similar Size) $ for Industry Have Been Calibrated to Horizon Levels Adequate Capital, $280.895 $83.414 Adequate Capital, 2.9x $56.061 2.6x Capital & Earnings Capital & Earnings Well Capital, Cushion to Cover 3 Well Cushion to Cover 3 $117.783 Capital, Standard Deviation $92.813 Standard Deviation Credit & Interest Credit & Interest Excess Capital, $20.483 Rate Risk Event Rate Risk Event Credit, Excess Credit, Earnings, $63.173 Capital, $114.375 $76.508 $103.802 $84.357 $86.474 Interest Rate, Earnings, Interest Rate, $21.184 $17.645 $9.966 Cushion Historical Risk Historical Risk Cushion Historical Risk Historical Risk ($ in Millions) Event Represents Composition ($ in Millions) Event Represents Composition 3 Standard 3 Standard Deviations of Deviations of Credit & Interest Credit & Interest Rate Risk Rate Risk Reproduced with permission from Vining Sparks, which conducted enterprise-wide risk analysis based on 2Q20 data EXCEPTIONALSERVICE•SENSIBLEADVICE ® 22

Loan Portfolio Review EXCEPTIONALSERVICE•SENSIBLEADVICE ® 23

Diversified & Granular Loan Portfolio % of % of Total Commercial Loans by 9/30/20 Commercial Loan Industry ($M) Balance Portfolio Portfolio Lessors–ResidentialMultiFamily $230 9.9% 5.7% Health Care, Educational & Social 169 7.3% 4.2% Office(exceptmedical) 167 7.2% 4.1% Individuals&OtherServices 162 7.0% 4.0% RealEstateRental&Leasing 147 6.3% 3.6% Mortgage Held For Sale, Retail 142 6.1% 3.5% Warehouse, $13M, 0% $375M, 9% Hotel 142 6.1% 3.5% Construction 137 5.9% 3.4% Manufacturing 118 5.1% 2.9% Consumer, Restaurants 101 4.3% 2.5% $659M, 16% Professional & Technical Services 85 3.7% 2.1% Gross Warehouse / Industrial 83 3.6% 2.1% Loans at Lessors–StudentHousing 79 3.4% 2.0% 9/30/20 RetailTrade 71 3.1% 1.8% $4.0B Commercial, MedicalOffice 64 2.8% 1.6% $2,322M, 58% Mini Storage 61 2.6% 1.5% Residential Farm Land 55 2.4% 1.4% Mortgage, $675M, 17% WholesaleTrade 46 2.0% 1.1% Transportation & Warehousing 39 1.7% 1.0% Lessors–Residential1-4Family 35 1.5% 0.9% Agriculture 35 1.5% 0.9% Leisure&Hospitality 35 1.5% 0.9% Government 21 0.9% 0.5% Other 98 4.1% 2.4% Total $2,322 100.0% 58% EXCEPTIONALSERVICE•SENSIBLEADVICE ® 24

HORIZON BANK

Payment Deferrals
as of September 30, 2020

Payment Extensions / Modifications By Loan Type

($ in millions)	June 30, 2020				September 30, 2020				Net
		Net	% of	% of		Net	% of	% of	Balance
Type of Loan	#	Balance	Total	Portfolio	#	Balance	Total	Portfolio	% Decrease
Commercial	670	$470.8	88.2%	20.1%	61	$152.0	94.9%	6.5%	-67.7%
Mortgage (Retained Only)	137	39.1	7.3%	5.3%	24	6.6	4.1%	1.0%	-83.1%
Indirect Auto	819	17.4	3.3%	4.9%	16	0.4	0.3%	0.1%	-97.7%
Direct	133	3.6	0.7%	5.1%	14	0.5	0.3%	0.7%	-86.1%
Consumer Revolving	48	3.0	0.5%	1.3%	10	0.6	0.4%	0.3%	-80.0%
Total	1,807	$533.9	100.0%	14.3%	125	$160.1	100.0%	4.1%	-70.0%
Mortgage (Serviced Only)	268				162				

Payment Extensions / Modifications By Type

($ in millions)	June 30, 2020 Type				September 30, 2020 Type			
	Principal & Interest		Interest Only		Principal & Interest		Interest Only	
Type of Loan	#	Net Balance	#	Net Balance	#	Net Balance	#	Net Balance
Commercial	312	$192.0	358	$278.8	28	$82.2	33	$69.8
Mortgage (Retained Only)	137	39.1	0	0.0	24	6.6	0	0.0
Indirect Auto	819	17.4	0	0.0	16	0.4	0	0.0
Direct	133	3.6	0	0.0	14	0.5	0	0.0
Consumer Revolving	13	0.5	35	2.5	6	0.3	4	0.3
Total	1,414	$252.6	393	$281.3	88	$90.0	37	$70.1

Payment Extensions / Modifications By Term

($ in millions)	June 30, 2020 Type				September 30, 2020 Type			
	90 Days or Less		Over 90 Days		90 Days or Less		Over 90 Days	
Type of Loan	#	Net Balance	#	Net Balance	#	Net Balance	#	Net Balance
Commercial	617	$350.7	53	$120.1	35	$37.9	26	$114.1
Mortgage (Retained Only)	137	39.1	0	0.0	24	6.6	0	0.0
Indirect Auto	819	17.4	0	0.0	16	0.4	0	0.0
Direct	133	3.6	0	0.0	14	0.5	0	0.0
Consumer Revolving	48	3.0	0	0.0	10	0.6	0	0.0
Total	1,754	$413.8	53	$120.1	99	$46.0	26	$114.1

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Quality Consumer Loan Portfolio as of September 30, 2020 • 99.3% secured consumer loans • 93.9% prime, with credit scores ≥700 for 81.3% of portfolio and <640 for 6.2% Unsecured, 0.7% Other, 0.3% RV & Boat, 2.6% • Rescored annually HELOCs, • HELOC combined LTV limited to 34.5% 89.9% Total • Strong asset quality through end of Outstanding 3Q20 at 9/30/20 • 30-89 days past due $659M • 3Q20–0.39% • 2Q20–0.33% Indirect Auto, • NPLs 53.9% • 3Q20–0.60% Home Equity Term, 5.3% • 2Q20–0.59% Direct Auto, 2.7% EXCEPTIONALSERVICE•SENSIBLEADVICE ® 26

Prime Mortgage Loan Portfolio as of September 30, 2020 • 75% of production sold YTD • Predominantly in-market lender • Portfolio mortgages • Underwriting to Fannie Mae guidelines Construction, 3.4% • Full documentation and employment, income and asset verification • 96.8% prime with credit score ≥670 • Strong asset quality through end of 3Q20 Total Outstanding • 30-89 days past due at 9/30/20 • 3Q20–0.32% $675M • 2Q20–0.22% Jumbo, • NPLs 40.6% • 3Q20–1.34% Conforming, Rental, • 2Q20–1.38% 55.2% 0.8% • Mortgage OREO consists of 2 properties totaling $70,000 EXCEPTIONALSERVICE•SENSIBLEADVICE ® 27

Diversified Commercial Lending • Experienced commercial lenders (20+ years on average) • 30-89 days past due • 3Q20–0.05% • Focus on in-market sponsors in resilient markets • 2Q20–0.02% • Predominantly a secured lender with recourse to owners • NPLs • 3Q20–0.69% • Prudent underwriting standards • 2Q20–0.61% $2.3 billion in Total Commercial LoansGeography at June 30, 2020 Agriculture, Develop./Land, 3.9% 1.1% Res. Spec. Northern Homes, 0.5% Michigan, Indiana, Owner Occ. 40% 25% Real Estate, 19.1% Category Geography at at 9/30/20 9/30/20 Non-Owner Occupied Real Estate, 43.9% C&I, 31.6% Other, 1% Central Indiana, 34% EXCEPTIONALSERVICE•SENSIBLEADVICE ® 28

Sectors with Escalated Monitoring Hotel, Restaurant, Retail and Leisure & Hospitality Hotels • 16 relationships with $142.5M outstanding across 28 projects • Average LTV of 57% and average loan size of ~ $3.9M • 78% select service / 10% full service / 7% independent / 5% Restaurant, 1.6% economy properties • Modifications of $82.9M; (58%) Hotel, • Located primarily along major interstates 3.5% Leisure & Hospitality, 0.7% NOO - Retail, Restaurants 3.5% • Over 150 borrowers with $62.1M outstanding (excluding PPP loans) • Average loan size of ~ $365,000 • 37% full-service / 47% limited-service • Modifications of $2.1M; (3%) $4.04B in Total Loans Non-Owner Occupied Retail Outstanding • Over 200 borrowers with $142.4M outstanding at 9/30/20 • Average LTV 53% and average loan size of ~ $653,000 • 58% Retail Strip / 19% Single Retail / 11% Restaurant • Modifications of $15.3M; (11%) Leisure & Hospitality • 59 borrowers with $33.4M outstanding (excluding PPP loans) • Average loan size of ~ $548,000 • Diverse borrowers, i.e. golf courses, entertainment facilities, fitness establishments, zoo • Modifications of $3.4M; (10%) Note: Modification data as of 9/30/20. Outstandings data as of 9/30/20. EXCEPTIONALSERVICE•SENSIBLEADVICE ® 29

HOTEL SECTOR ALL HOTELS OPEN All hotel loans in Horizon’s portfolio are open for business, with occupancy rates ranging 20% - 70% Strong brands including Marriott, Hilton, IHG, WISCONSIN MICHIGAN Wyndham, Choice Hotels and independent brands Borrowers are long-time operators that have managed through multiple economic cycles and most have liquid resources available to them 16 Relationships $142M Outstanding 28 Projects 3.5% of Total Loans OHIO ILLINOIS INDIANA FAVORABLE LOCATIONS Majority are located near major interstate highways or resort communities, which have rebounded faster than hotels located in metropolitan areas 74% of Hotel Loans making principal and interest payments KENTUCKY . EXCEPTIONALSERVICE•SENSIBLEADVICEEXCEPTIONALSERVICE•QUALITYADVICE ® ® 3030

Strong Asset Quality Metrics Through the Third Quarter Credit Loss Expense Net Charge Offs $823 (CECL Implementation 1Q20) $725 $8,600 $629 $7,057 $404 $407 s 0.02% 0.02% 0.02% s 0 CECL 0 0 0 CECL 0 0 $ $ 0.01% 0.01% $2,052 $376 $340 CECL 3Q19 4Q19 1Q20 2Q20 3Q20 NCOs NCOs/Average Loans 3Q19 4Q19 1Q20 2Q20 3Q20 Non-Performing Loans Allowance for Credit Losses (“ACL”) $29,314 $28,056 (CECL Implementation 1Q20) $55,090 $56,319 $24,002 0.72% 0.70% $48,440 $21,185 $19,155 0.65% s s 0 0 0 0 CECL 0 0.58% 0 1.38% 1.39% $ $ $17,956 $17,667 1.30% 0.52% 0.49% 0.49% 3Q19 4Q19 1Q20 2Q20 3Q20 3Q19 4Q19 1Q20 2Q20 3Q20 NPLs (period end) NPLs/Loans (period end) ACL ACL/Loans 3Q20 ACL/Loans excluding PPP Loans = 1.51% 3Q20 ACL/Loans excluding PPP & Warehouse Loans = 1.68% EXCEPTIONALSERVICE•SENSIBLEADVICE ® 31

Key Franchise Highlights Seasoned management Geographic Stable Midwest markets High quality balance team – over 200 years diversification & with balanced industrial sheet with strong combined banking exposure – strong bases and growth liquidity – over $1.2 experience market share in core opportunities billion of cash and footprint securities as of 9/30/20 Robust capital position [ Diversified loan portfolio Historical run rate Strong cash position at ]% Tier 1 and [ ]% Total and complementary demonstrates strong the holding company RBC as of 9/30/20 counter-cyclical core operating earnings revenue streams EXCEPTIONALSERVICE•SENSIBLEADVICE ® 32

Appendix EXCEPTIONALSERVICE•SENSIBLEADVICE ® 33

Payroll Protection Program Through September 30, 2020 Leveraging the CARES Act to provide additional support to small businesses and their employees • PPP loans totaled ~ $310.8 million > $350K - $1M, > $1M, 2% through September 30, 2020 5% > $150K - $350K, 12% • Average loan size less than $135,000 • Began accepting PPP forgiveness applications on September 1, 2020 2,438 PPP Loans Booked ~80% of PPP loans in amounts ≤ $50K and under, $150,000 > $50K - $150K, 54% 27% EXCEPTIONALSERVICE•SENSIBLEADVICE ® 34

Low Levels of Concentrated Exposure Commercial Portfolio By Industry Type Non-Owner Occupied CRE – % of Owner Occupied CRE – C&I Loans – Total Commercial Loans % of Total Commercial Loans % of Total Commercial Loans 48% of Total Commercial Loans 19% of Total Commercial Loans 33% of Total Commercial Loans $1.1 billion $0.4 billion $0.8 billion Lessors - Real Estate Rental & 10% 4% Residential Multi Leasing Construction 5% Office (except Individuals and Other 7% 3% Health Care, Educational medical) Services Social Assist. 5% Health Care, Edu. Social Individuals and Other Retail 4% 6% Assist. 2% Services Manufacturing Motel 6% Retail Trade 2% 3% Professional & Technical Warehouse/ 3% Restaurants Services Industrial 4% 2% Restaurants 3% All Others 3% Manufacturing 1% Real Estate Rental & Leasing 3% Medical Office 3% Construction 1% All Others 2% Lessors Student All Others Housing 3% 1% Agriculture 1% Mini Storage 3% Leisure and Hospitality 1% Administrative Services 1% Professional & Technical Farm Land Wholesale Trade 1% 2% Services 1% Transportation & Lessors - 1% Wholesale Trade Warehousing Residential 1-4 1% 1% Retail Trade 1% Note: Data as of 9/30/20. EXCEPTIONALSERVICE•SENSIBLEADVICE ® 35

HORIZON BANK

Historical Financials

($M except per share data)	Year Ended December 31,					Quarter Ended,				
	2015	2016	2017	2018	2019	9/30/19	12/31/19	3/31/20	6/30/20	9/30/20
Balance Sheet:										
Total Assets	$2,652	$3,141	$3,964	$4,247	$5,247	$5,187	$5,247	$5,351	$5,739	$5,790
Gross Loans	$1,757	$2,144	$2,838	$3,014	$3,641	$3,668	$3,641	$3,714	$3,994	$4,043
Deposits	$1,880	$2,471	$2,881	$3,139	$3,931	$3,916	$3,931	$3,882	$4,308	$4,336
Tangible Common Equity	$197	$255	$325	$362	$478	$464	$478	$454	$476	$495
Profitability:										
Net Income	$20.5	$23.9	$33.1	$53.1	$66.5	$20.5	$18.5	$11.7	$14.6	$20.3
Return on Average Assets	0.87%	0.81%	0.97%	1.31%	1.35%	1.60%	1.40%	0.89%	1.05%	1.40%
Return on Average Equity	9.9%	7.9%	8.7%	11.2%	11.0%	12.7%	11.3%	7.0%	9.1%	12.1%
Net Interest Margin	3.56%	3.29%	3.75%	3.71%	3.69%	3.82%	3.58%	3.56%	3.47%	3.29%
Efficiency Ratio[1]	70.0%	71.5%	65.3%	60.7%	59.9%	54.7%	57.3%	58.8%	56.2%	55.6%
Asset Quality[2]:										
NPAs &90+PD / Assets	0.75%	0.44%	0.44%	0.41%	0.47%	0.45%	0.47%	0.50%	0.53%	0.55%
NPAs &90+PD / Loans +OREO	1.13%	0.65%	0.61%	0.57%	0.68%	0.63%	0.68%	0.72%	0.77%	0.78%
Reserves / Total Loans	0.83%	0.69%	0.58%	0.59%	0.49%	0.49%	0.49%	1.30%	1.38%	1.39%
NCOs / Avg. Loans	0.32%	0.08%	0.04%	0.05%	0.06%	0.08%	0.07%	0.04%	0.04%	0.08%
Bancorp Capital Ratios:										
TCE Ratio	7.6%	8.3%	8.5%	8.8%	9.4%	9.3%	9.4%	8.8%	8.6%	8.8%
Leverage Ratio	9.8%	10.4%	9.9%	10.1%	10.5%	10.5%	10.5%	10.1%	10.8%	10.8%
Tier 1 Capital Ratio	13.2%	13.2%	12.4%	12.8%	13.5%	13.1%	13.5%	12.8%	13.4%	13.5%
Total Capital Ratio	14.0%	13.9%	12.9%	13.4%	14.0%	13.5%	14.0%	13.7%	14.4%	14.4%

(1) Footnote Index included in Appendix (see slide 49 for non-GAAP reconciliation)
(2) As calculated by S&P Global Market Intelligence.

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HORIZON BANK

Leader In Our Core Markets

MSA	HBNC Rank	HBNC Branches	HBNC Market Share	Deposits in Market ($M)	2020 Median HHI	'20-'25 Est. Pop. Change	'20-'25 Est. HHI Change
Michigan City-La Porte, IN	1	8	57.7%	$1,150	$53,255	0.1%	6.8%
Indianapolis-Carmel-Anderson, IN	16	9	1.0%	680	65,306	3.8%	11.2%
Chicago-Naperville-Elgin, IL-IN-WI	67	10	0.1%	548	74,285	0.1%	11.5%
Lafayette-West Lafayette, IN	4	7	8.4%	322	59,404	3.9%	10.9%
Midland, MI	2	1	12.6%	255	69,009	0.0%	16.9%
Niles, MI	4	5	9.9%	232	53,488	-0.5%	10.8%
Lansing-East Lansing, MI	14	2	1.7%	150	61,675	1.6%	11.5%
Logansport, IN	3	2	18.5%	148	50,939	-0.2%	9.9%
Auburn, IN	3	3	16.1%	129	58,507	2.3%	9.4%
Warsaw, IN	5	4	5.7%	101	65,982	2.0%	11.4%
Grand Rapids-Kentwood, MI	21	2	0.4%	99	67,365	3.2%	11.9%
Columbus, IN	6	2	6.1%	96	67,372	3.3%	12.8%
Kalamazoo-Portage, MI	10	1	2.0%	82	63,546	2.6%	15.4%
Fort Wayne, IN	14	4	1.0%	79	58,865	3.0%	10.6%
Sturgis, MI	5	1	7.8%	68	55,036	0.4%	11.5%
Marion, IN	6	1	7.4%	61	47,353	-1.9%	11.1%
Kokomo, IN	7	2	3.4%	46	52,734	0.6%	7.5%
Kendallville, IN	5	2	6.6%	44	59,362	1.0%	9.6%
South Bend-Mishawaka, IN-MI	13	2	0.7%	35	58,213	1.4%	15.4%
Saginaw, MI	13	1	0.7%	18	48,941	-1.8%	9.2%
Elkhart-Goshen, IN	14	1	0.3%	12	65,928	2.5%	16.4%
Total Franchise		73		$4,433	$60,882	1.3%	10.4%

Source: S&P Global Market Intelligence. Deposit data as of 6/30/20, estimated pro forma for recent or pending transactions per S&P Global Market Intelligence.

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Footnote Index Slide 13 • Adjusted net income and adjusted diluted EPS excludes one-time merger expenses, (gain)/loss on sale of securities and death benefit on bank owned life insurance, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Pre-tax, pre-provision income excludes income tax expense and credit loss expense. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted net interest income and adjusted net margin exclude acquisition-related purchase accounting adjustments. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) • Adjusted ROAA and Adjusted pre-tax, pre-provision ROAA excludes one-time merger expenses, (gain)/loss on sale of securities and death benefit on bank owned life insurance, net of tax. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 14 • Adjusted net interest income and adjusted net interest margin excludes prepayment penalties on borrowings and acquisition-related purchase accounting adjustments. Adjusted cost of core funds includes average balances of non- interest bearing deposits and excludes prepayment penalties on borrowings. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 16 • Average cost of average total deposits includes average balances of non-interest bearing deposits. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slide 19 • Adjusted efficiency ratio excludes one-time merger expenses, (gain)/loss on sale of securities and death benefit on bank owned life insurance. (See further in the Appendix for a reconciliation of these non-GAAP amounts to their GAAP counterparts.) Slides 39-50 Use of Non-GAAP Financial Measures • Certain information set forth in the presentation materials refers to financial measures determined by methods other than in accordance with GAAP. Horizon believes these non-GAAP financial measures are helpful to investors and provide a greater understanding of our business without giving effect to purchase accounting impacts, one-time acquisition and other non-recurring costs and non-core items. These measures are not necessarily comparable to similar measures that may be presented by other companies and should not be considered in isolation or as a substitute for the related GAAP measure. EXCEPTIONALSERVICE•SENSIBLEADVICE ® 38

Footnote Index Non-GAAP Reconciliation of Pre-Tax, Pre-Provision Net Income (Dollars in Thousands, Unaudited) Three Months Ended September 30, June 30, March 31, December 31, September 30, 2020 2020 2020 2019 2019 Pre-tax income $ 24,638 $ 16,632 $ 13,239 $ 22,463 $ 24,541 Provision for credit losses 2,052 7,056 8,600 340 376 Pre-tax, pre-provision net income $ 26,690 $ 23,688 $ 21,839 $ 22,803 $ 24,917 Pre-tax, pre-provision net income $ 26,690 $ 23,688 $ 21,839 $ 22,803 $ 24,917 Merger expenses - - - - - (Gain)/loss on sale of investment securities (1,088) (248) (339) (10) - Death benefit on bank owned life insurance (31) - (233) - (213) Adjusted pre-tax, pre-provision net income $ 25,571 $ 23,440 $ 21,267 $ 22,793 $ 24,704 Average Assets $ 5,768,691 $ 5,620,695 $ 5,257,332 $ 5,250,574 $ 5,107,259 Unadjusted pre-tax, pre-provision ROAA 1.84% 1.70% 1.67% 1.74% 1.94% Adjusted pre-tax, pre-provision ROAA 1.76% 1.68% 1.63% 1.74% 1.92% EXCEPTIONALSERVICE•SENSIBLEADVICE ® 39

Footnote Index Non-GAAP Reconciliation of Net Income (Dollars in Thousands, Unaudited) Three Months Ended September 30, June 30, March 31, December 31, September 30, 2020 2020 2020 2019 2019 Net income as reported $ 20,312 $ 14,639 $ 11,655 $ 18,543 $ 20,537 Merger expenses - - - - - Tax effect - - - - - Net income excluding merger expenses 20,312 14,639 11,655 18,543 20,537 (Gain)/loss on sale of investment securities (1,088) (248) (339) (10) - Tax effect 228 52 71 2 - Net income excluding (gain)/loss on sale of investment securities 19,452 14,443 11,387 18,535 20,537 Death benefit on bank owned life insurance ("BOLI") (31) - (233) - (213) Net income excluding death benefit on BOLI 19,421 14,443 11,154 18,535 20,324 Adjusted net income $ 19,421 $ 14,443 $ 11,154 $ 18,535 $ 20,324 EXCEPTIONALSERVICE•SENSIBLEADVICE ® 40

Footnote Index Non-GAAP Reconciliation of Diluted Earnings per Share (Dollars in Thousands, Unaudited) Three Months Ended September 30, June 30, March 31, December 31, September 30, 2020 2020 2020 2019 2019 Diluted earnings per share ("EPS") as reported $ 0.46 $ 0.33 $ 0.26 $ 0.41 $ 0.46 Merger expenses - - - - - Tax effect - - - - - Diluted EPS excluding merger expenses 0.46 0.33 0.26 0.41 0.46 (Gain)/loss on sale of investment securities (0.02) (0.01) (0.01) - - Tax effect 0.01 - - - - Diluted EPS excluding (gain)/loss on investment securities 0.45 0.32 0.25 0.41 0.46 Death benefit on BOLI - - (0.01) - (0.01) Diluted EPS excluding death benefit on BOLI 0.45 0.32 0.24 0.41 0.45 Adjusted Diluted EPS $ 0.45 $ 0.32 $ 0.24 $ 0.41 $ 0.45 EXCEPTIONALSERVICE•SENSIBLEADVICE ® 41

Footnote Index Non-GAAP Reconciliation of Return on Average Assets (Dollars in Thousands, Unaudited) Three Months Ended September 30, June 30, March 31, December 31, September 30, 2020 2020 2020 2019 2019 Average assets $ 5,768,691 $ 5,620,695 $ 5,257,332 $ 5,250,574 $ 5,107,259 Return on average assets ("ROAA") as reported 1.40% 1.05% 0.89% 1.40% 1.60% Merger expenses - - - - - Tax effect - - - - - ROAA excluding merger expenses 1.40 1.05 0.89 1.40 1.60 (Gain)/loss on sale of investment securities (0.08) (0.02) (0.03) - - Tax effect 0.02 - 0.01 - - ROAA excluding (gain)/loss on sale of investment 1.34 1.03 0.87 1.40 1.60 securities Death benefit on bank owned life insurance - - (0.02) - (0.02) ("BOLI") ROAA excluding death benefit on BOLI 1.34 1.03 0.85 1.40 1.58 Adjusted ROAA 1.34% 1.03% 0.85% 1.40% 1.58% EXCEPTIONALSERVICE•SENSIBLEADVICE ® 42

Footnote Index Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended Three Months Ended September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2020 2020 2020 2019 2019 2019 2019 Net interest income as reported $ 43,397 $ 42,996 $ 40,925 $ 41,519 $ 43,463 $ 41,529 $ 34,280 Average interest earning assets 5,251,611 5,112,636 4,746,202 4,748,217 4,623,985 4,566,674 3,929,296 Net interest income as a percentage of average interest earning assets ("Net 3.39% 3.47% 3.56% 3.58% 3.82% 3.73% 3.62% Interest Margin") Net interest income as reported $ 43,397 $ 42,996 $ 40,925 $ 41,519 $ 43,463 $ 41,529 $ 34,280 Acquisition-related purchase (1,488) (1,553) (1,434) (1,042) (1,739) (1,299) (1,510) accounting adjustments ("PAU") Adjusted net interest income $ 41,909 $ 41,443 $ 39,491 $ 40,477 $ 41,724 $ 40,230 $ 32,770 Adjusted net interest margin 3.27% 3.35% 3.44% 3.49% 3.67% 3.61% 3.46% EXCEPTIONALSERVICE•SENSIBLEADVICE ® 43

Footnote Index Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended Three Months Ended December 31, September 30, June 30, March 31, December 31, September 30, June 30, March 31, 2018 2018 2018 2018 2017 2017 2017 2017 Net interest income as reported $ 33,836 $ 33,772 $ 33,550 $ 33,411 $ 31,455 $ 27,879 $ 27,198 $ 25,568 Average interest earning assets 3,808,822 3,717,139 3,638,801 3,580,143 3,471,169 3,078,611 2,943,627 2,797,429 Net interest income as a percentage of average interest earning assets ("Net 3.60% 3.67% 3.78% 3.81% 3.71% 3.71% 3.84% 3.80% Interest Margin") Net interest income as reported $ 33,836 $ 33,772 $ 33,550 $ 33,411 $ 31,455 $ 27,879 $ 27,198 $ 25,568 Acquisition-related purchase (1,629) (789) (1,634) (2,037) (868) (661) (939) (1,016) accounting adjustments ("PAU") Adjusted net interest income $ 32,207 $ 32,983 $ 31,916 $ 31,374 $ 30,587 $ 27,218 $ 26,259 $ 24,552 Adjusted net interest margin 3.43% 3.59% 3.60% 3.58% 3.61% 3.63% 3.71% 3.66% EXCEPTIONALSERVICE•SENSIBLEADVICE ® 44

Footnote Index Non-GAAP Reconciliation of Net Interest Margin (Dollars in Thousands, Unaudited) Three Months Ended December 31, September 30, June 30, March 31, 2016 2016 2016 2016 Net interest income as reported $ 20,939 $ 24,410 $ 20,869 $ 19,774 Average interest earning assets 2,932,145 2,957,944 2,471,354 2,367,250 Net interest income as a percentage of average interest earning assets ("Net 2.92% 3.37% 3.48% 3.45% Interest Margin") Net interest income as reported $ 20,939 $ 24,410 $ 20,869 $ 19,774 Interest expense from prepayment 4,839 - - - penalties on borrowings Acquisition-related purchase (900) (459) (397) (547) accounting adjustments ("PAU") Adjusted net interest income $ 24,878 $ 23,951 $ 20,472 $ 19,227 Adjusted net interest margin 3.45% 3.31% 3.42% 3.36% EXCEPTIONALSERVICE•SENSIBLEADVICE ® 45

HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended			Three Months Ended			
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019	June 30, 2019	March 31, 2019
Total interest expense as reported	$ 6,749	$ 7,348	$ 10,729	$ 11,879	$ 12,248	$ 12,321	$ 11,093
Average interest bearing liabilities	4,027,057	3,975,297	3,814,785	3,794,943	3,601,144	3,570,713	3,131,276
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	0.67%	0.74%	1.13%	1.24%	1.35%	1.38%	1.44%
Total interest expense as reported	$ 6,749	$ 7,348	$ 10,729	$ 11,879	$ 12,248	$ 12,321	$ 11,093
Interest expense from prepayment penalties on borrowings	-	-	-	-	-	-	-
Adjusted interest expense	$ 6,749	$ 7,348	$ 10,729	$ 11,879	$ 12,248	$ 12,321	$ 11,093
Average interest bearing liablities	4,027,057	3,975,297	3,814,785	3,794,943	3,601,144	3,570,713	3,131,276
Average non-interest bearing deposits	996,427	924,890	717,257	747,513	818,164	818,872	643,601
Average core funding	$ 5,023,484	$ 4,900,187	$ 4,532,042	$ 4,542,456	$ 4,419,308	$ 4,389,585	$ 3,774,877
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	0.53%	0.60%	0.95%	1.04%	1.10%	1.13%	1.19%

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HORIZON BANK

Footnote Index

Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities
(Dollars in Thousands, Unaudited)

	Three Months Ended				Three Months Ended			
	December 31, 2018	September 30, 2018	June 30, 2018	March 31, 2018	December 31, 2017	September 30, 2017	June 30, 2017	March 31, 2017
Total interest expense as reported	$ 9,894	$ 8,499	$ 7,191	$ 6,015	$ 5,319	$ 4,191	$ 3,607	$ 3,266
Average interest bearing liabilities	3,021,310	2,971,074	2,929,913	2,869,372	2,766,948	2,459,262	2,375,827	2,246,550
Annualized total interest expense as a percentage of average interest bearing liabilities ("Cost of Interest Bearing Liabilities")	1.30%	1.13%	0.98%	0.85%	0.76%	0.68%	0.61%	0.59%
Total interest expense as reported	$ 9,894	$ 8,499	$ 7,191	$ 6,015	$ 5,319	$ 4,191	$ 3,607	$ 3,266
Interest expense from prepayment penalties on borrowings	-	-	-	-	-	-	-	-
Adjusted interest expense	$ 9,894	$ 8,499	$ 7,191	$ 6,015	$ 5,319	$ 4,191	$ 3,607	$ 3,266
Average interest bearing liablities	3,021,310	2,971,074	2,929,913	2,869,372	2,766,948	2,459,262	2,375,827	2,246,550
Average non-interest bearing deposits	656,114	640,983	605,188	595,644	603,733	540,109	499,446	491,154
Average core funding	$ 3,677,424	$ 3,612,057	$ 3,535,101	$ 3,465,016	$ 3,370,681	$ 2,999,371	$ 2,875,273	$ 2,737,704
Annualzied adjusted interest expense as a percentage of average core funding ("Adjusted Cost of Core Funds")	1.07%	0.93%	0.82%	0.70%	0.63%	0.55%	0.50%	0.48%

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Footnote Index Non-GAAP Reconciliation of Cost of Interest Bearing Liabilities (Dollars in Thousands, Unaudited) Three Months Ended December 31, September 30, June 30, March 31, 2016 2016 2016 2016 Total interest expense as reported $ 8,450 $ 4,552 $ 3,781 $ 3,754 Average interest bearing liabilities 2,369,810 2,443,986 2,058,463 1,974,325 Annualized total interest expense as a percentage of average interest bearing 1.42% 0.74% 0.74% 0.76% liabilities ("Cost of Interest Bearing Liabilities") Total interest expense as reported $ 8,450 $ 4,552 $ 3,781 $ 3,754 Interest expense from prepayment (4,839) - - - penalties on borrowings Adjusted interest expense $ 3,611 $ 4,552 $ 3,781 $ 3,754 Average interest bearing liablities 2,369,810 2,443,986 2,058,463 1,974,325 Average non-interest bearing deposits 504,274 462,253 364,822 339,141 Average core funding $ 2,874,084 $ 2,906,239 $ 2,423,285 $ 2,313,466 Annualzied adjusted interest expense as a percentage of average core 0.50% 0.62% 0.63% 0.66% funding ("Adjusted Cost of Core Funds") EXCEPTIONALSERVICE•SENSIBLEADVICE ® 48

Footnote Index Non-GAAP Reconciliation of Cost of Deposits (Dollars in Thousands, Unaudited) Three Months Ended September 30, June 30, 2020 2020 Total deposit interest expense as reported $ 3,616 $ 4,506 Average interest bearing deposits 3,334,436 3,299,661 Annualized total deposit interest expense as a percentage of average interest bearing deposits ("Cost of Interest Bearing 0.43% 0.55% Deposits") Average interest bearing deposits 3,334,436 3,299,661 Average non-interest bearing deposits 996,427 924,890 Average total deposits $ 4,330,863 $ 4,224,551 Annualzied deposit interest expense as a percentage of average 0.33% 0.43% total deposits ("Cost of Total Deposits") EXCEPTIONALSERVICE•SENSIBLEADVICE ® 49

HORIZON BANK

Footnote Index

Non-GAAP Calculation and Reconciliation of Efficiency Ratio and Adjusted Efficiency Ratio
(Dollars in Thousands, Unaudited)

	Three Months Ended				
	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	September 30, 2019
Non-GAAP Calculation of Efficiency Ratio					
Non-interest expense as reported	$ 33,407	$ 30,432	$ 31,149	$ 30,650	$ 30,060
Net interest income as reported	43,397	42,996	40,925	41,519	43,463
Non-interest income as reported	16,700	11,124	12,063	11,934	11,514
Non-interest expense/ (Net interest income + Non-interest income) ("Efficiency Ratio")	55.59%	56.23%	58.79%	57.34%	54.68%
Non-GAAP Reconciliation of Adjusted Efficiency Ratio					
Non-interest expense as reported	$ 33,407	$ 30,432	$ 31,149	$ 30,650	$ 30,060
Merger expenses	-	-	-	-	-
Non-interest expense excluding merger expenses	33,407	30,432	31,149	30,650	30,060
Net interest income as reported	43,397	42,996	40,925	41,519	43,463
Non-interest income as reported	16,700	11,124	12,063	11,934	11,514
(Gain)/loss on sale of investment securities	(1,088)	(248)	(339)	(10)	-
Death benefit on bank owned life insurance ("BOLI")	(31)	-	(233)	-	(213)
Non-interest income excluding (gain)/loss on sale of investment securities and death benefit on BOLI	$ 15,581	$ 10,876	$ 11,491	$ 11,924	$ 11,301
Adjusted efficiency ratio	56.64%	56.49%	59.43%	57.35%	54.89%

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